UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  09/27/2005

CAPITAL TITLE GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-21417

AZ	87-0399785
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

14648 North Scottsdale Road, Suite 125, Scottsdale, AZ 85254
(Address of Principal Executive Offices, Including Zip Code)

480-624-4200
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On September 27, 2005, the Registrant issued a news release announcing the filing of a registration statement with the Securities and Exchange Commission for a proposed public offering of 6,850,000 shares of its common stock. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

CAPITAL TITLE GROUP, INC.

Date: September 27, 2005.	By:	/s/ Mark C. Walker
Mark C. Walker
EVP, COO, CFO, Secretary and Treasurer

Exhibit Index

Exhibit No.	Description
EX-99.1	CTG Press release dated September 27, 2005